Exhibit 21.1

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
ADI of the Southeast LLC	SC
AnTrev, LLC	NC
Arngar, Inc.	NC		Cadillac of South Charlotte
Autobahn, Inc.	CA		Autobahn Motors
Avalon Ford, Inc.	DE	CA
Casa Ford of Houston, Inc.	TX
Cornerstone Acceptance Corporation	FL	MI NC OH TN TX
FAA Auto Factory, Inc.	CA
FAA Beverly Hills, Inc.	CA		Beverly Hills BMW
FAA Capitol F, Inc.	CA
FAA Capitol N, Inc.	CA
FAA Concord H, Inc.	CA		Concord Honda
FAA Concord N, Inc.	CA
FAA Concord T, Inc.	CA		Concord Toyota Concord Scion
FAA Dublin N, Inc.	CA
FAA Dublin VWD, Inc.	CA
FAA Holding Corp.	CA
FAA Las Vegas H, Inc.	NV		Honda West
FAA Marin F, Inc.	CA
FAA Marin LR, Inc.	CA

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
FAA Poway G, Inc.	CA
FAA Poway H, Inc.	CA		Poway Honda
FAA Poway T, Inc.	CA
FAA San Bruno, Inc.	CA		Melody Toyota Melody Scion
FAA Santa Monica V, Inc.	CA		Volvo of Santa Monica
FAA Serramonte H, Inc.	CA		Honda of Serramonte
FAA Serramonte L, Inc.	CA		Lexus of Serramonte Lexus of Marin
FAA Serramonte, Inc.	CA		Serramonte Auto Plaza Serramonte Nissan Kia Serramonte
FAA Stevens Creek, Inc.	CA		Stevens Creek Nissan
FAA Torrance CPJ, Inc.	CA		South Bay Chrysler Jeep Dodge
FirstAmerica Automotive, Inc.	DE	CA
Fort Mill Ford, Inc.	SC
Fort Myers Collision Center, LLC	FL
Franciscan Motors, Inc.	CA		Acura of Serramonte
Frank Parra Autoplex, Inc.	TX
Frontier Oldsmobile-Cadillac, Inc.	NC
HMC Finance Alabama, Inc.	AL
Kramer Motors Incorporated	CA		Honda of Santa Monica
L Dealership Group, Inc.	TX	CA
Marcus David Corporation	NC		Town and Country Toyota Town and Country Toyota Certified Used Cars Town and Country Toyota-Scion

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
Massey Cadillac, Inc. (TN-MI)	TN	MI
Massey Cadillac, Inc. (TX)	TX
Mountain States Motors Co., Inc.	CO
Ontario L, LLC	CA		Crown Lexus
Philpott Motors, Ltd.	TX		Philpott Ford Philpott Toyota Philpott Motors Hyundai
Royal Motor Company, Inc.	AL
Santa Clara Imported Cars, Inc.	CA		Honda of Stevens Creek
SRM Assurance, Ltd.	Cayman Is.
Stevens Creek Cadillac, Inc.	CA		St. Claire Cadillac
Town and Country Ford, Incorporated	NC
Village Imported Cars, Inc.	MD
Windward, Inc.	HI	CA	Honda of Hayward
Z Management, Inc.	CO
SAI AL HC1, Inc.	AL
SAI AL HC2, Inc.	AL		Tom Williams Collision Center
SAI Ann Arbor Imports, LLC,	MI		Mercedes-Benz of Ann Arbor BMW of Ann Arbor
SAI Atlanta B, LLC	GA		Global Imports [used for BMW] Global Imports MINI
SAI Beverly Hills Infiniti, Inc.	CA
SAI Broken Arrow C, LLC	OK		Momentum Chevrolet of Broken Arrow
SAI Charlotte M, LLC	NC
SAI Clearwater T, LLC	FL		Clearwater Toyota Clearwater Scion

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SAI Columbus Motors, LLC	OH		Hatfield Hyundai Hatfield Subaru
SAI Columbus T, LLC,	OH		Toyota West Hatfield Automall Scion West
SAI Columbus VWK, LLC	OH		Hatfield Kia Hatfield Volkswagen
SAI FL HC1, Inc.	FL
SAI FL HC2, Inc.	FL
SAI FL HC3, Inc.	FL
SAI FL HC4, Inc.	FL
SAI FL HC5, Inc.	FL
SAI FL HC6, Inc.	FL
SAI FL HC7, Inc.	FL
SAI Fort Myers B, LLC	FL		BMW of Fort Myers MINI of Fort Myers
SAI Fort Myers H, LLC	FL		Honda of Fort Myers
SAI Fort Myers M, LLC	FL		Mercedes-Benz of Fort Myers
SAI Fort Myers VW, LLC	FL		Volkswagen of Fort Myers
SAI GA HC1, LP	GA
SAI Georgia, LLC	GA
SAI Irondale Imports, LLC	AL		Tom Williams Imports (BMW) Tom Williams Audi Tom Williams Porsche Land Rover Birmingham MINI of Birmingham
SAI Irondale L, LLC	AL		Tom Williams Lexus
SAI Lansing CH, LLC	MI
SAI Long Beach B, Inc.	CA		Long Beach BMW Long Beach MINI

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SAI MD HC1, Inc.	MD
SAI Monrovia B, Inc.	CA		BMW of Monrovia MINI of Monrovia
SAI Montgomery B, LLC	AL		BMW of Montgomery
SAI Montgomery BCH, LLC	AL		Classic Buick GMC Cadillac
SAI Montgomery CH, LLC	AL		Capitol Chevrolet Capitol Hyundai
SAI Nashville CSH, LLC	TN		Crest Saab Crest Cadillac
SAI Nashville H, LLC	TN		Crest Honda
SAI Nashville M, LLC	TN		Mercedes-Benz of Nashville smart center of Nashville
SAI Nashville Motors, LLC	TN		Audi Nashville Jaguar Nashville Porsche of Nashville
SAI NC HC2, Inc.	NC
SAI OH HC1, Inc.	OH
SAI OK HC1, Inc.	OK
SAI Oklahoma City C, LLC	OK
SAI Oklahoma City H, LLC	OK		Momentum Honda Northwest Steve Bailey Pre-Owned Super Center
SAI Oklahoma City T, LLC	OK		Momentum Toyota Northwest Momentum Scion Northwest
SAI Orlando CS, LLC	FL		Massey Cadillac [North] Massey Saab of Orlando
SAI Peachtree, LLC	GA
SAI Plymouth C, LLC	MI
SAI Riverside C, LLC	OK		Momentum Chevrolet of Tulsa
SAI Rockville Imports, LLC	MD		Rockville Audi Porsche of Rockville
SAI Rockville L, LLC	MD		Lexus of Rockville

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SAI Santa Clara K, Inc.	CA		Kia of Stevens Creek
SAI Stone Mountain T, LLC	GA
SAI TN HC1, LLC	TN
SAI TN HC2, LLC	TN
SAI TN HC3, LLC	TN
SAI Tulsa N, LLC	OK
SAI Tulsa T, LLC	OK		Momentum Toyota of Tulsa Momentum Scion of Tulsa
SAI VA HC1, Inc.	VA
Sonic 2185 Chapman Rd., Chattanooga, LLC	TN		Economy Honda Superstore
Sonic Advantage PA, LP	TX		Audi West Houston Porsche of West Houston Momentum Luxury Cars
Sonic Agency, Inc.	MI
Sonic — Buena Park H, Inc.	CA		Buena Park Honda
Sonic — Cadillac D, LP	TX		Massey Cadillac
Sonic — Calabasas A, Inc.	CA		Acura 101 West
Sonic Calabasas M, Inc.	CA		Mercedes-Benz of Calabasas
Sonic — Calabasas V, Inc.	CA
Sonic — Camp Ford, LP	TX
Sonic — Capitol Cadillac, Inc.	MI		Capitol Cadillac
Sonic — Capitol Imports, Inc.	SC		Capitol Imports Capitol Hyundai
Sonic — Carrollton V, LP	TX
Sonic — Carson F, Inc.	CA

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
Sonic — Carson LM, Inc.	CA
Sonic — Chattanooga D East, LLC	TN
Sonic — Clear Lake N, LP	TX
Sonic — Clear Lake Volkswagen, LP	TX		Momentum Volkswagen of Clear Lake Clear Lake Volkswagen
Sonic Coast Cadillac, Inc.	CA
Sonic — Denver T, Inc.	CO		Mountain States Toyota Mountain States Toyota and Scion
Sonic — Denver Volkswagen, Inc.	CO
Sonic Development, LLC	NC	AL CA CO FL GA MD MI NV OH OK SC TN TX VA
Sonic Divisional Operations, LLC	NV	AL CA CO FL GA MD MI NC OH OK SC TN TX VA
Sonic — Downey Cadillac, Inc.	CA
Sonic — Englewood M, Inc.	CO
Sonic eStore, Inc.	NC
Sonic FFC 1, Inc.	DE	TX
Sonic FFC 2, Inc.	DE	TX

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
Sonic FFC 3, Inc.	DE	TX
Sonic — Fort Mill Chrysler Jeep, Inc.	SC
Sonic — Fort Mill Dodge, Inc.	SC
Sonic — Fort Worth T, LP	TX		Toyota of Fort Worth Scion of Fort Worth
Sonic — Frank Parra Autoplex, LP	TX
Sonic Fremont, Inc.	CA
Sonic — Harbor City H, Inc.	CA		Carson Honda
Sonic Houston JLR, LP	TX		Jaguar Houston North Land Rover Houston North
Sonic Houston LR, LP	TX		Land Rover Houston Central Jaguar Houston Central
Sonic — Houston V, LP	TX		Volvo of Houston
Sonic — Integrity Dodge LV, LLC	NV
Sonic — Jersey Village Volkswagen, LP	TX		Momentum Volkswagen of Jersey Village
Sonic — Lake Norman Chrysler Jeep, LLC	NC
Sonic — Las Vegas C East, LLC	NV
Sonic — Las Vegas C West, LLC	NV		Cadillac of Las Vegas
Sonic — Lloyd Nissan, Inc.	FL
Sonic — Lloyd Pontiac — Cadillac, Inc.	FL
Sonic — Lone Tree Cadillac, Inc.	CO		Don Massey Cadillac Don Massey Collision Center
Sonic — LS Chevrolet, LP	TX		Lone Star Chevrolet
Sonic — LS, LLC	DE	TX
Sonic — Lute Riley, LP	TX		Lute Riley Honda

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
Sonic — Manhattan Fairfax, Inc.	VA		BMW of Fairfax
Sonic — Massey Cadillac, LP	TX
Sonic — Massey Chevrolet, Inc.	CA
Sonic — Massey Pontiac Buick GMC, Inc.	CO
Sonic — Mesquite Hyundai, LP	TX
Sonic Momentum B, LP	TX		Momentum BMW Momentum MINI Momentum Collision Center
Sonic Momentum JVP, LP	TX		Land Rover Southwest Houston Jaguar Southwest Houston Momentum Volvo Momentum Porsche
Sonic Momentum VWA, LP	TX		Momentum Volkswagen Momentum Audi
Sonic — Newsome Chevrolet World, Inc.	SC		Capitol Chevrolet
Sonic — Newsome of Florence, Inc.	SC		Capitol Chevrolet of Florence Capitol Imports of Florence (M-B) Capitol Automotive of Florence
Sonic — North Charleston Dodge, Inc.	SC
Sonic — North Charleston, Inc.	SC
Sonic of Texas, Inc.	TX
Sonic Okemos Imports, Inc.	MI
Sonic Peachtree Industrial Blvd., LP	GA
Sonic — Plymouth Cadillac, Inc.	MI		Don Massey Cadillac
Sonic — Reading, LP	TX
Sonic Resources, Inc.	NV
Sonic — Richardson F, LP	TX		North Central Ford
Sonic — Riverside Auto Factory, Inc.	OK

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
Sonic Santa Monica M, Inc.	CA		W.I. Simonson
Sonic Santa Monica S, Inc.	CA
Sonic — Sam White Nissan, LP	TX
Sonic — Sanford Cadillac, Inc.	FL
Sonic — Saturn of Silicon Valley, Inc.	CA
Sonic Serramonte I, Inc.	CA
Sonic — Shottenkirk, Inc.	FL		Pensacola Honda
Sonic — South Cadillac, Inc.	FL
Sonic — Stevens Creek B, Inc.	CA		Stevens Creek BMW
Sonic — Stone Mountain T, LP	GA		Stone Mountain Toyota Stone Mountain Scion
Sonic Tysons Corner H, Inc.	VA		Honda of Tysons Corner
Sonic Tysons Corner Infiniti, Inc.	VA		Infiniti of Tysons Corner
Sonic — University Park A, LP	TX
Sonic-Volvo LV, LLC	NV		Volvo of Las Vegas
Sonic Walnut Creek M, Inc.	CA		Mercedes-Benz of Walnut Creek
Sonic — West Covina T, Inc.	CA
Sonic — Williams Cadillac, Inc.	AL
Sonic Wilshire Cadillac, Inc.	CA
Sonic Automotive — 1495 Automall Drive, Columbus, Inc.	OH
Sonic Automotive — 1720 Mason Ave., DB, Inc.	FL
Sonic Automotive — 1720 Mason Ave., DB, LLC	FL		Mercedes-Benz of Daytona Beach

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
Sonic Automotive 2424 Laurens Rd., Greenville, Inc.	SC
Sonic Automotive — 2490 South Lee Highway, LLC	TN
Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	SC		Century BMW Century MINI
Sonic Automotive — 3401 N. Main, TX, LP	TX		Ron Craft Chevrolet Cadillac Baytown Auto Collision Center
Sonic Automotive — 3700 West Broad Street, Columbus, Inc.	OH
Sonic Automotive — 4000 West Broad Street, Columbus, Inc.	OH
Sonic Automotive — 4701 I-10 East, TX, LP	TX		Baytown Ford
Sonic Automotive — 5221 I-10 East, TX, LP	TX
Sonic Automotive 5260 Peachtree Industrial Blvd., LLC	GA		Dyer and Dyer Volvo
Sonic Automotive — 6008 N. Dale Mabry, FL, Inc.	FL
Sonic Automotive — 9103 E. Independence, NC, LLC	NC		Infiniti of Charlotte
Sonic Automotive F&I, LLC	NV
Sonic Automotive of Chattanooga, LLC	TN		BMW of Chattanooga
Sonic Automotive of Nashville, LLC	TN		BMW of Nashville MINI of Nashville Sonic Automotive Body Shop
Sonic Automotive of Nevada, Inc.	NV
Sonic Automotive of Texas, LP	TX		Lone Star Ford
Sonic Automotive Support, LLC	NV
Sonic Automotive West, LLC	NV
SRE Alabama — 2, LLC	AL
SRE Alabama — 3, LLC	AL
SRE Alabama — 4, LLC	AL

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SRE Alabama — 5, LLC	AL
SRealEstate Arizona — 1, LLC	AZ	CA
SRealEstate Arizona — 2, LLC	AZ	OK
SRealEstate Arizona — 3, LLC	AZ	OK
SRealEstate Arizona — 4, LLC	AZ	OK
SRealEstate Arizona — 5, LLC	AZ
SRealEstate Arizona — 6, LLC	AZ	NC
SRealEstate Arizona — 7, LLC	AZ	NC
SRE California — 1, LLC	CA
SRE California — 2, LLC	CA
SRE California — 3, LLC	CA
SRE California — 4, LLC	CA
SRE California — 5, LLC	CA
SRE California — 6, LLC	CA
SRE California — 7 SCB, LLC	CA
SRE California — 8 SCH, LLC	CA
SRE California — 9 BHB, LLC formed 9-20-11
SRE Colorado — 1, LLC	CO
SRE Colorado — 2, LLC	CO
SRE Colorado — 3, LLC	CO

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SRE Florida — 1, LLC	FL
SRE Florida — 2, LLC	FL
SRE Florida — 3, LLC	FL
SRE Georgia — 1, LP	GA
SRE Georgia — 2, LP	GA
SRE Georgia — 3, LP	GA
SRE Georgia 4, LLC	GA
SRE Holding, LLC	NC	TX CO AZ AL
SRE Maryland — 1, LLC	MD
SRE Maryland — 2, LLC	MD
SRE Michigan — 3, LLC	MI
SRE Nevada — 1, LLC	NV
SRE Nevada — 2, LLC	NV
SRE Nevada — 3, LLC	NV
SRE Nevada — 4, LLC	NV
SRE Nevada — 5, LLC	NV
SRE North Carolina — 1, LLC	NC
SRE North Carolina — 2, LLC	NC
SRE North Carolina — 3, LLC	NC

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SRE Oklahoma — 1, LLC	OK
SRE Oklahoma — 2, LLC	OK
SRE Oklahoma — 3, LLC	OK
SRE Oklahoma — 4, LLC	OK	OH
SRE Oklahoma — 5, LLC	OK
SRE South Carolina — 2, LLC	SC
SRE South Carolina — 3, LLC	SC
SRE South Carolina — 4, LLC	SC
SRE Tennessee — 1, LLC	TN
SRE Tennessee — 2, LLC	TN
SRE Tennessee — 3, LLC	TN
SRE Tennessee — 4, LLC	TN
SRE Tennessee — 5, LLC	TN
SRE Tennessee — 6, LLC	TN
SRE Tennessee — 7, LLC	TN
SRE Tennessee — 8, LLC	TN
SRE Tennessee — 9, LLC	TN
SRE Texas — 1, LP	TX
SRE Texas — 2, LP	TX
SRE Texas — 3, LP	TX

Name of Entity	Formed In	Foreign States Auth.	Certificate of Assumed Name
SRE Texas — 4, LP	TX
SRE Texas — 5, LP	TX
SRE Texas — 6, LP	TX
SRE Texas — 7, LP	TX
SRE Texas — 8, LP	TX
SRE Texas 9, LLC	TX
SRE Virginia — 1, LLC	VA	MD
SRE Virginia — 2, LLC	VA